Mosaic Government Money Market Trust
Management's Discussion of Fund Performance
September 30, 1998



Dear Shareholder,

Recent activity in U.S. financial markets has highlighted the benefits investors can gain from investments in government money market securities. For the one-year period ended September 30, 1998, investors from around the world continued to look to U.S. government bonds for their safety and stability. As financial difficulties continued in Asia, and while major countries such as Russia faced both political and financial instability, global investors rushed to U.S. markets seeking safe harbor from turmoil.

Your fund is heavily influenced by the monetary policy of the U.S. Federal Reserve. Recently, in response to ongoing global financial crises, the Federal Reserve has begun to lower interest rates. In brief, this initial action arises from the Federal Reserve's concern that global economic problems have begun to work their way onto our soil. The relatively static interest rate environment of the past year is likely to give way to a period of gradually decreasing interest rates.

During the one-year period covered by this report, the seven-day yield from Government Money Market remained steady from 4.63% on September 30, 1997 to 4.62% on September 30, 1998. Over this one-year period the average maturity of the fund has averaged 36 days. We anticipate the average maturity to increase over the next few months as we seek to sustain portfolio yields.

Our outlook for the next six months centers on a gradually slowing domestic economy as the international economic situation begins to affect domestic businesses and consumers. With the Federal Reserve displaying a readiness to lower short-term interest rates, the chances of a severe slow-down are minimal. However, given the severity of the global situation, domestic companies could see profits and sales decline over the coming months. We consider the overall downward trend in interest rates to be firmly intact. One potential benefit of a slowing domestic economy is that inflation pressures, at least for now, will remain low.

The current economic backdrop is not, however, without risks. Until recently the U.S. economy had shown few signs of weakness. At the same time the economy remains on solid footing, domestic economic statistics show low unemployment combined with strong productivity and strong housing markets. The rapid decline in interest rates over the past few months could fuel a pick-up in consumer and business activity and lead to renewed growth.

We appreciate your confidence in Mosaic Government Money Market Trust and reaffirm our commitment to provide you with competitive money market returns, safety of principal, and liquidity.

Sincerely,

(signature)

Christopher C. Berberet, CFA
Vice President

Independent Auditors' Report



To the Board of Trustees and Shareholders of Mosaic Government Money Market Trust:

We have audited the accompanying statement of net assets of the Mosaic Government Money Market Trust (the "Trust"), including the schedule of investments, as of September 30, 1998, and the related statements of operations for the year then ended, the changes in net assets and the financial highlights for the year ended September 30, 1998 and for the six-month period ended September 30, 1997. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements of the Trust for the year ended March 31, 1997 and the financial highlights for each of the years in the four year period ended March 31, 1997 were audited by other auditors whose report, dated May 2, 1997, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Mosaic Government Money Market Trust as of September 30, 1998, the results of its operations for the year then ended, the changes in its net assets, and its financial highlights for the year ended September 30, 1998 and for the six-month period ended September 30, 1997 in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

(signature)

Princeton, New Jersey
November 6, 1998

Mosaic Government Money Market Trust
Statement of Net Assets - September 30, 1998

                                                                       Principal  Market
                                                                        Amount    Value

U.S. GOVERNMENT AGENCY OBLIGATIONS: 93.7% of Net Assets
Federal Farm Credit Bank Discount Notes,5.29%, 10/1/98                 $2,000,000    $2,000,000
Federal Farm Credit Bank Discount Notes, 5.40%, 10/5/98                 1,000,000       999,400
Federal Farm Credit Bank Discount Notes, 5.40%, 10/14/98                2,500,000     2,495,125
Federal Farm Credit Bank Discount Notes, 5.40%, 11/6/98                 2,000,000     1,989,200
Federal Home Loan Mortgage Corp Discount Notes, 5.42%, 10/1/98          2,000,000     2,000,000
Federal Home Loan Mortgage Corp Discount Notes, 5.45%, 10/5/98          1,000,000       999,394
Federal Home Loan Mortgage Corp Discount Notes, 5.43%, 10/8/98          1,550,000     1,548,363
Federal Home Loan Mortgage Corp Discount Notes, 5.43%, 10/9/98          1,000,000       998,793
Federal Home Loan Mortgage Corp Discount Notes, 5.42%, 10/9/98          1,250,000     1,248,495
Federal Home Loan Mortgage Corp Discount Notes, 5.43%, 10/15/98         2,000,000     1,995,777
Federal Home Loan Mortgage Corp Discount Notes, 5.40%, 11/2/98          1,000,000       995,200
Federal Home Loan Mortgage Corp Discount Notes, 5.40%, 11/9/98          1,500,000     1,491,225
Federal Home Loan Mortgage Corp Discount Notes, 5.35%, 11/13/98         2,000,000     1,987,219
Federal Home Loan Mortgage Corp Discount Notes, 5.29%, 11/24/98         2,000,000     1,984,130
Federal Home Loan Mortgage Corp Discount Notes, 5.28%, 12/4/98          2,500,000     2,476,533
Federal Home Loan Mortgage Corp Discount Notes, 5.33%, 12/8/98          3,500,000     3,464,763
Federal Home Loan Mortgage Corp Discount Notes, 5.27%, 12/15/98         1,000,000       989,021
Federal National Mortgage Association Discount Notes, 5.43%, 10/8/98    1,000,000       998,944
Federal National Mortgage Association Discount Notes, 5.41%, 10/16/98   2,000,000     1,995,492
Federal National Mortgage Association Discount Notes, 5.45%, 10/19/98   2,000,000     1,994,550
Federal National Mortgage Association Discount Notes, 5.43%, 10/21/98   2,000,000     1,993,967
Federal National Mortgage Association Discount Notes, 5.43%, 10/30/98   2,000,000     1,991,252
Federal National Mortgage Association Discount Notes, 5.39%, 11/20/98   1,000,000       992,514
Federal National Mortgage Association Discount Notes, 5.40%, 11/23/98   1,000,000       992,050
Federal National Mortgage Association Discount Notes, 5.41%,11/25/98    2,000,000     1,983,469
Federal National Mortgage Association Discount Notes, 5.28%, 12/15/98   1,000,000       989,000

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $43,593,876)                          43,593,876

REPURCHASE AGREEMENT: 6.1% of Net Assets
     With Donaldson, Lufkin & Jenrette Securities Corporation issued 09/30/98 at 5.30% due 10/1/98 collateralized by $2,879,460 in United States Treasury
     Notes due 12/31/00.  Proceeds at maturity are $2,823,416 (Cost $2,823,000)       2,823,000

TOTAL INVESTMENTS: (Cost $46,416,876)+                                              $46,416,876
CASH AND RECEIVABLES LESS LIABILITIES: 0.2% of Net Assets                                95,153

NET ASSETS: 100%                                                                    $46,512,029

CAPITAL SHARES OUTSTANDING                                                           46,512,117
NET ASSET VALUE PER SHARE                                                                 $1.00

Notes to Statement of Net Assets:
+ Aggregate cost for federal income tax purposes as of September 30, 1998

Mosaic Government Money Market Trust
Statement of Operations
For the Year Ended September 30, 1998


INVESTMENT INCOME  (Note 1)
     Interest Income                                   $2,639,939

EXPENSES (Notes 3 and 4)
     Investment advisory fee                              238,680
     Transfer agent and administrative expenses           182,617
     Expenses Waived                                       (5,732)
          Total expenses                                  415,565

NET INVESTMENT INCOME                                   2,224,374

TOTAL INCREASE IN NET ASSETS RESULTING FROM OPERATIONS $2,224,374



Mosaic Government Money Market Trust
Statements of Changes in Net Assets
For the period indicated

                                               Six Month
                                 Year Ended    Period Ended     Year Ended
                             Sept. 30, 1998    Sept. 30, 1997   March 31, 1997

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS

Net investment income          $ 2,224,374     $ 1,191,458     $ 2,357,321

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income      (2,224,374)     (1,191,458)     (2,357,321)

CAPITAL SHARE TRANSACTIONS
  (Note 5)                      (4,280,811)     (3,894,207)     (2,510,082)

TOTAL DECREASE IN NET ASSETS    (4,280,811)     (3,894,207)     (2,510,082)

NET ASSETS
     Beginning of period        50,792,840      54,687,047      57,197,129
     End of period             $46,512,029     $50,792,840     $54,687,047

Mosaic Government Money Market Trust
Financial Highlights


Selected data for a share outstanding throughout each year:

                                                                                                      Net
           Net asset                       Distributions      Net asset         Net assets Ratio of   investment
Year       value     Net        Total from from net   Total   value at          at end     expenses   income to
ended      beginning investment investment investment distri- end       Total   of period  to average average
Sep. 30    of period income     operations income     butions of period return (thousands) net assets net assets

1998        $1.00    $0.05     $0.05     $(0.05)     $(0.05)   $1.00     4.76%  $46,512     0.87%(3)   4.66%(3)
1997(1)     $1.00    $0.02      0.02      (0.02)      (0.02)    1.00     2.33    50,793     0.90(2)    4.58(2)

Fiscal Years Ended March 31
1997         1.00     0.04      0.04      (0.04)      (0.04)    1.00     4.38    54,687     1.05       4.29
1996         1.00     0.05      0.05      (0.05)      (0.05)    1.00     4.62    57,197     1.23       4.52
1995         1.00     0.04      0.04      (0.04)      (0.04)    1.00     3.80    64,541     1.16       3.70
1994         1.00     0.02      0.02      (0.02)      (0.02)    1.00     2.08    78,090     1.11       2.08

1     For the six month period ended September 30, 1997.
2     Annualized.
3     See Note 4.

Mosaic Government Money Market Trust
Notes to Financial Statements
September 30, 1998

1. Summary of Significant Accounting Policies. Mosaic Government Money Market Trust (the "Trust"), known as Government Investors Trust prior to May 15, 1997, is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment management company. The Trust invests solely in securities issued and guaranteed by the U.S. Government or any of its agencies or instrumentalities or in repurchase agreements backed by such securities. Because the Trust is 100% no-load, its shares are offered and redeemed at the net asset value per share.

Fiscal Year:  Effective April 1, 1997, the Trust changed its fiscal year end to September 30.

Securities Value: The Trust uses the amortized cost method of valuation whereby portfolio securities are valued at acquisition cost as adjusted for amortization of premium or accretion of discount rather than at value based on market factors. As required, the Trust monitors the difference between market value and amortized cost to assure that this valuation method fairly reflects market value. Investment transactions are recorded on the trade date. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income, net of amortization of premium or discount, and other income (if any) are recorded as earned.

Dividends: Net investment income, determined as gross investment income less expenses, is declared as a dividend each business day. Dividends are distributed to shareholders or reinvested in additional shares as of the close of business at the end of each month.

Income Tax: In accordance with the requirement of Subchapter M of the
Internal Revenue Code applicable to regulated investment companies, all of the taxable income of the Trust is distributed to its shareholders, and therefore no federal income tax provision is required.

Use of Estimates: The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Change of Independent Auditor.  Effective for fiscal years beginning on and after April 1, 1997, the Trust's Independent Auditor is Deloitte & Touche LLP. Financial information appearing in this Report for fiscal years beginning prior to April 1, 1997 were audited by another independent auditor.

2. Investment in Repurchase Agreements. When the Trust purchases securities under agreements to resell, the securities are held in safekeeping by the Trust's custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Trust's custodian bank. Repurchase agreements may be terminated within seven days. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Trust, along with other registered investment companies having Advisory and Services Agreements with the same advisor, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations.

3. Investment Advisory Fees and Other Transactions with Affiliates. The Investment Advisor to the Trust, Madison Mosaic, LLC, a wholly owned subsidiary of Madison Investment Advisors, Inc. ("the Advisor"), earns an advisory fee equal to 0.5% per annum of the average net assets of the Trust. The fees are accrued daily and are paid monthly.

The Advisor will reimburse the Trust for the amount of any expenses of the Trust (less certain excepted expenses) that exceed 1.5% per annum of the average net assets of the Trust up to $40 million and 1% per annum of such amount in excess of $40 million. No amounts were reimbursed to the Trust by the Advisor for the period ended September 30, 1998.

4. Other Expenses. Effective October 1, 1997, all expenses and support services are provided by the Advisor under a Services Agreement for fees based on a percentage of average net assets. The fee equals 0.38%. The fee is accrued daily and paid monthly. During this period, $5,732 of this fee was irrevocably waived. Had this portion of the fee not been waived the ratio of expenses and net investment income to average net assets would have been .88% and 4.65%, respectively.

The Advisor is responsible for the fees and expenses of trustees who are affiliated with the Advisor and certain promotional expenses.

5. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares (in dollars and shares) were as follows:


                           Year Ended     Six Months Ended   Year Ended
                       Sept. 30, 1998     Sept. 30, 1997    March 31, 1997

Shares sold                50,027,489        35,363,902     60,347,031
Shares issued in
  reinvestment of
  dividends                 2,143,986         1,146,625      2,268,110
Total shares issued        52,171,475        36,510,527     62,615,141
Shares redeemed           (56,452,286)      (40,404,734)   (65,125,223)
Net decrease               (4,280,811)       (3,894,207)    (2,510,082)